SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             OCTOBER 9, 2003

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100

(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code             (301) 984- 9400

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on  Form 8-K dated October 9, 2003 in connection with the acquisition of certain assets, the borrowing under the short term note payable and the assumptions of certain mortgages to pay for the acquisition of Prosperity Medical Center (“Prosperity”), hereby amends the following items, as set forth in the pages attached hereto.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

1.	Prosperity Medical Center—Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002.

In acquiring Prosperity, Washington Real Estate Investment Trust (“WRIT”) evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). After reasonable inquiry, management is not aware of any material factors affecting Prosperity that would cause the reported financial information not to be indicative of Prosperity’s future operating results.

(b)	Pro Forma Financial Information

The following pro forma financial statements for the Prosperity acquisition (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	WRIT Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003.

2.	WRIT Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2002 and the nine months ended September 30, 2003.

(c)	Exhibits

23.	Consent of Independent Auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST (Registrant)

By:	/s/ Laura M. Franklin

(Signature) Laura M. Franklin Senior Vice President Accounting, Administration and Corporate Secretary

                December 5, 2003

                          (Date)

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Prosperity Medical Center (“Historical Summary”) for the year ended December 31, 2002. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Prosperity’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Prosperity Medical Center for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

December 2, 2003

PROSPERITY MEDICAL CENTER

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2002 AND THE NINE MONTHS

ENDED SEPTEMBER 30, 2003 (UNAUDITED)

	2002	2003 (Unaudited)
Gross income:
Base rents	$5,803,126	$4,966,768
Expense recoveries	396,077	505,915
Parking revenue	12,150	10,322
Other	6,196	12,808

Total gross income	$6,217,549	$5,495,813

Direct operating expenses:
Real estate taxes	$631,397	$470,446
Utilities	426,731	354,212
Contract services	359,231	310,160
Salaries	247,751	156,065
Repairs, maintenance and supplies	100,812	66,077
Insurance	30,443	33,016
Other expenses	20,988	18,951

Total direct operating expenses	$1,817,353	$1,408,927

The accompanying notes are an integral part of this historical summary.

PROSPERITY MEDICAL CENTER

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

DECEMBER 31, 2002 AND THE NINE MONTHS

ENDED SEPTEMBER 30, 2003 (UNAUDITED)

NOTE 1—NATURE OF BUSINESS

Prosperity Medical Center, completed during 2002, is comprised of three multi-story office buildings containing approximately 255,000 rentable square feet, a free standing parking garage, and an adjacent parking lot, located in Merrifield, Virginia. The operations of Prosperity Medical Center consist of leasing office space to various tenants.

NOTE 2—BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased Prosperity Medical Center in October 2003. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Prosperity Medical Center, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings
(b)	Depreciation of property and equipment
(c)	Management and leasing fees
(d)	Certain corporate and administrative expenses
(e)	Provisions for income taxes

NOTE 3—USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4—DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2014. The following is a schedule by years of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 2002:

2003	$6,291,773
2004	6,456,976
2005	6,627,418
2006	6,669,627
2007	6,722,659
Thereafter	26,250,024

$59,018,477

During the year ended December 31, 2002, two tenants accounted for approximately 23.7% of the total base rents.

NOTE 5—INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the nine months ended September 30, 2003 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The pro forma balance sheet as of September 30, 2003 presents consolidated financial information as if the acquisition had taken place on September 30, 2003. The pro forma statements of operations for the year ended December 31, 2002, and the nine months ended September 30, 2003, present the pro forma results of operations as if the acquisition had taken place as of the beginning of the respective reporting periods.

WRIT purchased Prosperity Medical Center on October 9, 2003.

The unaudited consolidated pro forma financial information is not necessarily indicative of what WRIT’s actual results of operations or financial position would have been had this transaction been consummated on the dates indicated, nor does it purport to represent WRIT’s results of operations or financial position for any future period. The results of operations for the periods ended December 31, 2002 and September 30, 2003 are not necessarily indicative of the operating results for these periods.

The unaudited consolidated pro forma financial information should be read in conjunction with WRIT’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 17, 2003, announcing the acquisition of Prosperity Medical Center; the consolidated financial statements and notes thereto included in WRIT’s Annual Report on Form 10-K for the year ended December 31, 2002; WRIT’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2003; and the Historical Summary of Gross Income and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A. In management’s opinion, all adjustments necessary to reflect this transaction have been made.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2003

(In thousands, except per share amounts)

	Registrant	Pro Forma Adj’s		Pro Forma
Assets
Real estate, at cost	$967,026	$79,866	(1)	$1,046,892
Accumulated depreciation	(168,524)			(168,524)

Total investment in real estate, net	798,502	79,866		878,368
Cash and cash equivalents, receivables, net of
Allowance for doubtful accounts	23,234	1,132	(3)	23,886
		(480	)(3)
Prepaid expenses and other assets	25,412	383	(3)	23,943
		264	(3)
		(2,116	)(3)

Total Assets	$847,148	$79,049		$926,197

Liabilities
Notes payable	275,000			275,000
Mortgage notes payable	92,909	49,739	(2)	142,648
Lines of credit/short-term note payable	132,500	27,000	(2)	159,500
Accounts payable and other liabilities	14,369	1,522	(3)	16,246
		355	(3)
Advance rents	4,833	45	(3)	4,878
Tenant security deposits	6,276	388	(3)	6,664

	525,887	79,049		604,936

Minority interest	1,618			1,618

Shareholders’ Equity
Shares of beneficial interest; $.01 par value	394			394
Additional paid-in capital	332,261			332,261
Retained earnings (deficit)	(12,171)			(12,171)
Deferred compensation on restricted shares	(841)			(841)

Total Shareholders’ Equity	319,643	—		319,643

Total Liabilities and Shareholders’ Equity	$847,148	$79,049		$926,197

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2003

(In thousands, except per share amounts)

NOTES TO PRO FORMA BALANCE SHEET

(1) WRIT accounted for the acquisition using the purchase method of accounting in accordance with SFAS 141, “Business Combinations.” WRIT allocates the purchase price to the acquired tangible assets, consisting of land, building and tenant improvements, and, if material, identified intangible assets and liabilities consisting of the value attributable to customer relationships, and the value of leases in place based on their fair values.

Real estate
Purchase price	$78,000
Acquisition costs	344

Total acquisition cost	$78,344

Amount allocated to building	$67,924
Amount allocated to land	8,002
Amount allocated to tenant origination costs	3,780
Amount allocated to net lease intangible	160

Real estate at cost	79,866
Amount allocated to net intangible lease liability	(1,522)

$78,344

(2) The line of credit/short-term note payable balance at September 30, 2003 already reflects the borrowing of $1.5 million on August 27, 2003 under WRIT’s Credit Facility No. 1 for an earnest deposit toward the purchase price. On October 8, 2003, WRIT increased its $60.0 million unsecured term note executed on August 7, 2003, to $90.0 million and borrowed $27.0 million under this increased facility to fund a portion of the purchase price. Borrowings under this facility bear interest at LIBOR plus a spread based on WRIT’s credit rating on its publicly issued debt. Funding for the remainder of the purchase price was provided by the assumption of existing mortgages on the properties totaling $49.7 million. The $36.0 million mortgage note payable outstanding on the property and improvements at 8501-8503 Arlington Blvd. bears interest at a fixed rate of 5.36% per annum and is payable in equal monthly installments of principal and interest determined using a 30-year amortization schedule. The $13.7 million mortgage note payable outstanding secured by the property and improvements at 8505 Arlington Blvd. bears interest at a fixed rate of 5.34% per annum and is payable in equal monthly installments of principal and interest determined using a 30 year amortization schedule. Both of the assumed mortgages mature May 1, 2013, with the outstanding principal balance on each loan due and payable at that time.

(3) Adjustments to Pro Forma Condensed Consolidated Balance Sheet represent cash paid and security deposits collected at closing, and the assumption of certain prepaid expenses and liabilities, including real estate and personal property taxes and tenant rents.

Acquisition of Property
Total acquisition cost	$78,344
Prepaid expenses and other assets, net	647
Cash deposits held in escrow	(2,116)
Mortgage notes payable	(49,739)
Lines of credit/short-term note payable	(27,000)
Advance rents	(45)
Accrued expenses	(355)
Deposit liabilities	(388)
Receivables	(480)

Net cash and cash equivalents	$(1,132)

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands, except per share amounts)

	REGISTRANT	PROSPERITY	PRO FORMA ADJ’S		PRO FORMA
Revenue
Real estate rental revenue	$152,929	$6,218	$2,312	(1)	$161,649
			190	(2)
Other income	680	—	—		680

	153,609	6,218	2,502		162,329
Expenses
Real estate expenses	43,905	1,817	199	(3)	46,150
			229	(4)
Interest expense	27,849	—	3,464	(5)	31,313
Depreciation and amortization	29,200	—	2,783	(6)	31,983
General and administrative	4,575	—	—		4,575

	105,529	1,817	6,675		114,021

Income from continuing operations	$48,080	$4,401	$(4,173)		$48,308

Per share information based on the weighted average of shares outstanding.
Shares—Basic	39,061				39,061
Shares—Diluted	39,281				39,281
Income from continuing operations—Basic	$1.23				$1.24

Income from continuing operations—Diluted	$1.22				$1.23

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Reflects the lease-up of the building at 8505 Arlington Blvd., built in 2002, which at acquisition, was 94% leased.

(2)	Represents amortization of the net intangible lease liability based on the average remaining life of the acquired leases.

(3)	To adjust Property Management Fees to reflect rate schedule paid by Registrant.

(4)	To adjust Real Estate Taxes to reflect increase in real property assessment upon acquisition.

(5)	Represents interest expense on the assumed mortgages, totaling $49.7 million, and the line of credit/short term note payable borrowings, totaling $28.5 million, used to fund the acquisition. The assumed mortgages bear interest at an effective blended interest rate of 5.35%. Borrowings under the short-term note payable reflect an effective interest rate of 2.46%.

(6)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs over the average remaining life of the acquired leases.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

(In thousands, except per share amounts)

	REGISTRANT	PROSPERITY	PRO FORMA ADJ’S		PRO FORMA
Revenue
Real estate rental revenue	$119,551	$5,496	$937	(1)	$126,127
			143	(2)
Other income	342	—	—		342

	119,893	5,496	1,080		126,469
Expenses
Real estate expenses	35,264	1,409	126	(3)	36,974
			175	(4)
Interest expense	22,029	—	2,492	(5)	24,521
Depreciation and amortization	25,419	—	2,087	(6)	27,506
General and administrative	3,692	—	—		3,692

	86,404	1,409	4,880		92,693
Income from continuing operations	$33,489	$4,087	$(3,800)		$33,776

Per share information based on the weighted average of shares outstanding.
Shares—Basic	39,242				39,242
Shares—Diluted	39,426				39,426
Income from continuing operations—Basic and Diluted	$0.85				$0.86

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Reflects the lease-up of the building at 8505 Arlington Blvd., built in 2002, which at acquisition, was 94% leased.

(2)	Represents amortization of the net intangible lease liability based on the average remaining life of the acquired leases.

(3)	To adjust Property Management Fees to reflect rate schedule paid by Registrant.

(4)	To adjust Real Estate Taxes to reflect increase in real property assessment upon acquisition.

(5)	Represents interest expense on the assumed mortgages, totaling $49.7 million, and the line of credit/short term note payable borrowings, totaling $28.5 million, used to fund the acquisition. The assumed mortgages bear interest at an effective blended interest rate of 5.35%. Borrowings under the short-term note payable reflect an effective interest rate of 1.92%.

(6)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs over the average remaining life of the acquired leases.